SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): September 29, 2000


                              CONSOLTEX INC.


          (Exact name of registrant as specified in its charter)


New Brunswick, Canada             33-75176         52-1725179
State or other jurisdiction      (Commission       (IRS Employer
   of incorporaton)               File             Identification
                                  Number)          No.)


8555 Route Transcanadienne, Saint-Laurent, Quebec, Canada H45 1Z6
(Address of principal executive offices)                 (Zip Code)

                           (514) 333-8800
            Registrant's telephone number, including area code

Item 1.   Change in Control of Registrant.

Consoltex Inc., a New Brunswick (Canada) corporation,has entered into a series of transactions described below which constitute a change in control of the Registrant (the "CHANGE IN CONTROL").

On September 29, 2000, AIP/CGI NB Acquisition Corp., a New Brunswick (Canada) corporation ("AIP/CGI"), exercised its option (the "OPTION") to purchase 3,140,000 Multiple Voting Shares of the Registrant
(the "SHARES") from Les Gantiers Holding B.V. ("LGH"), constituting 51.33% of the voting power of the Registrant. The net consideration paid by AIP/CGI to LGH for the Shares was $3,123,000(1) and was contributed to AIP/CGI by Consoltex Holdings, Inc. ("HOLDINGS"), the sole shareholder of AIP/CGI.

Immediately prior to AIP/CGI's exercise of the Option, AIP/CGI held securities representing the right to vote 48.67% of the total votes attributable to the outstanding securities of the Registrant. Immediately after the exercise of the Option, AIP/CGI held securities representing the right to vote 100% of the total votes attributable to the outstanding securities of the Registrant.

On October 2, 2000, the Registrant amalgamated with AIP/CGI and the amalgamated corporation changed its name to Consoltex Inc. and continues as the Registrant. As part of the Change in Control, the Registrant intends to sell all of the capital stock of Consoltex (USA) Inc. ("CONSOLTEX USA"), a wholly-owned subsidiary of the Registrant the Registrant, to Holdings.

In connection with the Change in Control, holders of not less than a majority in aggregate principal amount of the Registrant's 11% Senior Subordinated Notes due 2003 (the "NOTES") consented to the Change in Control and waived certain requirements under the Indenture governing the Notes, and the Registrant entered into the Second Supplemental Indenture, dated as of September 29, 2000, by and among the Registrant, Consoltex USA, The Balson-Hercules Group Ltd., LINQ Industrial Fabrics, Inc., Rafytek, S.A. de C.V., Consoltex Mexico, S.A. de C.V. and U.S.
Bank Trust National Association (formerly First Trust National Association), governing the Notes (the "SECOND SUPPLEMENTAL INDENTURE").

Holdings issued a convertible debenture in the principal amount of $2,123,000 (the "DEBENTURE") to LGH, pursuant to which the holders of a majority in aggregate principal amount of the Debenture are entitled, under certain circumstances, to have appointed one representative to the board of directors of Holdings.

*FOOTNOTES**

{1} The gross consideration paid by AIP/CGI to exercise the Option was $12,164,538.51, which amount was first offset against the obligations of LGH under the Amended and Restated Loan Agreement among AIP/CGI, LGH and Les Gantiers Limited, dated as of October 20, 1999, as amended.

Item 7.  Financial Statements and Exhibits

         The following is a list of exhibits filed herewith.


NUMBER      DESCRIPTION
======      ===========
4.1 		Second Supplemental Indenture, dated September 29, 2000

                                                  Execution Version




                              CONSOLTEX INC.
                           CONSOLTEX (USA) INC.
                      THE BALSON-HERCULES GROUP LTD.
                       LINQ INDUSTRIAL FABRICS, INC.
                           RAFYTEK, S.A. DE C.V.
                      CONSOLTEX MEXICO, S.A. DE C.V.

                                    AND

               U.S. BANK TRUST NATIONAL ASSOCIATION, TRUSTEE
             =================================================


                       SECOND SUPPLEMENTAL INDENTURE

                      DATED AS OF SEPTEMBER 29, 2000


             =================================================

                       SECOND SUPPLEMENTAL INDENTURE


This SECOND SUPPLEMENTAL INDENTURE, (the "SECOND SUPPLEMENTAL INDENTURE"), dated as of September 29, 2000, is made by and among Consoltex Inc., a corporation organized under the laws of New Brunswick, Canada and successor after the amalgamation with AIP/CGI NB Acquisition Corp., Consoltex (USA) Inc., a New York corporation ("CONSOLTEX USA" and together with Consoltex Inc., the "ISSUERS"), The Balson-Hercules Group Ltd., a Rhode Island corporation, LINQ Industrial Fabrics, Inc., a Delaware corporation ("LINQ"), Rafytek, S.A. de C.V., a corporation organized under the laws of Mexico ("RAFYTEK"), Consoltex Mexico, S.A. de C.V., a corporation organized under the laws of Mexico ("CONSOLTEX MEXICO" and together with the Issuers, certain affiliates of the Issuers, LINQ and Rafytek, the "COMPANY"), and U.S. Bank Trust National Association (formerly First Trust National Association) (the "TRUSTEE"), governing the 11% Notes due 2003 of the Issuers (the "NOTES").

WHEREAS, the Issuers, the original subsidiary guarantors (the "ORIGINAL GUARANTORS") and the Trustee are parties to the Indenture, dated September 30, 1993 (the " FIRST INDENTURE"), pursuant to which the Issuers issued the Notes;

WHEREAS, the Issuers, the Original Guarantors, Rafytek, Consoltex Mexico (together with the Original Guarantors and Rafytek, the "GUARANTORS") and the Trustee are parties to the Supplemental Indenture, dated August 18, 1994 (together with the First Indenture, the "INDENTURE");

WHEREAS, Section 9.02 of the Indenture authorizes the Issuers, the Guarantors and the Trustee, from time to time, with the consent of the Holders of not less than a majority in principal amount of Notes and when authorized by appropriate action, to amend or supplement the Indenture by supplemental indenture for the purpose therein set forth;

WHEREAS, in accordance with Section 9.02 of the Indenture, the Trustee, the Issuers, the Guarantors and the Holders of not less than a majority in principal amount of the Notes as of the date hereof have agreed to amend or supplement certain terms and conditions of the Indenture to permit the restructuring of the Company and Consoltex Holdings, Inc. ("CHI") as more fully set forth herein; and

WHEREAS, the Issuers and the Guarantors, by appropriate corporate action, have determined to amend and supplement the provisions of the Indenture in the manner described herein and have taken all acts necessary to duly authorize, execute and deliver this Second Supplemental Indenture and to constitute this Second Supplemental Indenture a legal, valid and binding agreement of each of the Issuers and the Guarantors enforceable against each of them in accordance with the terms herein.

NOW, THEREFORE, in consideration of the premises set forth herein, the parties hereto agree as follows:

                                  ARTICLE 1


                     DEFINITIONS AND OTHER PROVISIONS
                          OF GENERAL APPLICATION

Section 1.1 GENERAL. For all purposes of this Second Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

        (a) capitalized terms used herein without definition shall have the meanings specified in the Indenture;

        (b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Second Supplemental Indenture and, where so specified, to the Articles and Sections of the Indenture as amended and supplemented by this Second Supplemental Indenture; and

       (c) the terms "hereof," "herein," "hereby," "hereto," "hereunder" and "herewith" refer to this Second Supplemental Indenture.


                                  ARTICLE 2

                          AMENDMENTS TO INDENTURE

Section 2.1 AMENDMENT OF SECTION 1.01.

       (a) Section 1.1 of the Indenture is hereby amended by deleting the definition of "GAAP" and replacing it in its entirety with the following:

        "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

       (b) Section 1.1 of the Indenture is hereby amended by inserting immediately after the definition of "CHANGE OF CONTROL" and immediately before the definition of "CONSOLIDATED NET INCOME" the following:

      "CHI" means Consoltex Holdings, Inc., a Delaware corporation.

       (c) Section 1.1 of the Indenture is hereby amended by deleting the definition of "CHANGE OF CONTROL" and replacing it in its entirety with the following:

      "CHANGE OF CONTROL" means the occurrence of any of the following:

         (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of CHI to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act)(other than the Principals or their Related Parties);

         (ii) the adoption of a plan relating to the liquidation or dissolution of CHI; or

         (iii) the acquisition by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Principals and their Related Parties) of direct or indirect majority in interest (more than 50%) of the voting power of the voting stock of CHI by way of amalgamation, merger or consolidation or otherwise.

       (d) Section 1.1 of the Indenture is hereby amended by deleting the definition of "PRINCIPALS" and replacing it in its entirety with the following:

        "PRINCIPALS" means American Industrial Partners Capital Fund II, L.P., a Delaware limited partnership, and its Affiliates.

       (e) Section 1.1 of the Indenture is hereby amended by inserting immediately after the definition of "SIGNIFICANT SUBSIDIARY" and immediately before the definition of "SUBSIDIARY" the following:

        "SPECIAL CONTRIBUTION" means the cash contribution of US$11,587,000 from CHI to any of the Issuers, US$9,464,000 of which was contributed to CHI by American Industrial Partners Capital Fund II, L.P., and US$2,123,000 of which was contributed to CHI by Les Gantiers Holding B.V.

Section 2.2 AMENDMENT OF SECTION 4.07. Section 4.07 of the Indenture is hereby amended by inserting in subsection (c) thereof immediately preceding the comma ending "CLAUSE (Y)" the following:

     ; PROVIDED, HOWEVER, that the Special Contribution shall not be included in the calculation under this clause (y).

Section 2.3 AMENDMENT OF SECTION 4.11. Section 4.11 of the Indenture is hereby amended by deleting "PROVISO (III)" and replacing it in its entirety with the following:

          (iii) the payment of reasonable fees to the Principals and their Affiliates in connection with consulting, management, investment banking or financial advisory services rendered to the Issuers or their respective Subsidiaries in an aggregate amount not to exceed US$1.4 million per annum,

Section 2.4 AMALGAMATION OF CONSOLTEX INC. AND AIP/CGI NB ACQUISITION CORP. Immediately upon the effectiveness of the amalgamation of Consoltex Inc. and AIP/CGI NB Acquisition Corp. (the "AMALGAMATION"), Consoltex Inc., the successor after the Amalgamation, hereby assumes all of the obligations of its predecessor hereunder and under the Indenture and the Notes.

                                  ARTICLE 3

                               MISCELLANEOUS

Section 3.1 EFFECTIVENESS. This Second Supplemental Indenture shall become effective on and as of the date the counterparts hereto shall have been executed and delivered by each of the parties hereto.

Section 3.2 GOVERNING LAW. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be performed entirely in that State.

Section 3.3 COUNTERPARTS. This Second Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 3.4 SEVERABILITY. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.5 RATIFICATION. Except as expressly amended or supplemented hereby, each provision of the Indenture shall remain in full force and effect and, as amended or supplemented hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Issuers, the Guarantors and the Trustee.

Section 3.6 TRUSTEE. The Trustee accepts the trusts created by the Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Second Supplemental Indenture.

Section 3.7 RECITALS. The recitals contained herein shall be taken as statements of the Issuers and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.

Section 3.8 REAFFIRMATION. The parties hereto make and reaffirm as of the date of execution of this Second Supplemental Indenture all of their respective representations, covenants and agreements set forth in the Indenture.

Section 3.9 ASSIGNMENT. All covenants and agreements of the Issuers, the Guarantors and the Trustee in this Second Supplemental Indenture shall bind each of their respective successors and assigns, whether so expressed or not.

Section 3.10 THIRD-PARTY BENEFICIARIES. Nothing in this Second Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 3.11 TRUST INDENTURE ACT. If any provisions hereof limit, qualify or conflict with a provision of the Trust Indenture Act of 1939, as may be amended from time to time (the "TIA"), required under the TIA to be a part of and govern this Second Supplemental Indenture, the latter provision shall control. If any provision hereof modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Second Supplemental Indenture as so modified or excluded, as the case may be.

Section 3.12 UNITY. All provisions of this Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture;
and the Indenture, as amended and supplemented by this Second Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                               [END OF PAGE]
                         [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

                                 CONSOLTEX INC.

                                 By: /s/Paul J. Bamatter
						 ===============================
                                 Name:  Paul J. Bamatter
                                 Title: Vice-President Finance and
	                                  Chief Financial Officer


                                 CONSOLTEX (USA) INC.

                                 By: /s/Paul J. Bamatter
                                     ==============================
                                 Name:  Paul J. Bamatter
                                 Title: Vice-President Finance and
                                        Chief Financial Officer


                                 THE BALSON-HERCULES GROUP, LTD.

                                 By: /s/Paul J. Bamatter
                                     ==============================
                                 Name:  Paul J. Bamatter
                                 Title: Vice-President Strategic
                                        Planning


                                 LINQ INDUSTRIAL FABRICS, INC.

                                 By:  /s/Paul J. Bamatter
                                      ============================
                                 Name:  Paul J. Bamatter
                                 Title: Vice-President Strategic
                                        Planning


                                 RAFYTEK, S.A. DE C.V.

                                 By: /s/Paul J. Bamatter
                                     ============================
                                 Name:  Paul J. Bamatter
                                 Title: Director


                                 CONSOLTEX MEXICO, S.A. DE C.V.

                                 By:  /s/C. Suzanne Crawford
                                      ============================
                                 Name:  C. Suzanne Crawford
                                 Title: Attorney-in-Fact


                                 U.S. BANK TRUST NATIONAL ASSOCIATION

                                 By:  /s/Joel J. Geist
                                      =============================
                                 Name:  Joel J. Geist
                                 Title: Assistant Vice-President

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              CONSOLTEX INC.
                              (Registrant)



Dated: October 10, 2000       By: /s/ Paul J. Bamatter
                              ======================================
                              Paul J. Bamatter
                              Vice-President Finance and
                              Chief Financial Officer

                               EXHIBIT INDEX


NUMBER      DESCRIPTION
======      ============
4.1         Second Supplemental Indenture, dated September 29, 2000